Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Consent of Deloitte & Touche LLP
Balance Sheets & Statements of Income
Unaudited Pro Forma Combined Balance Sheets

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 23, 2004

Date of Earliest Event Reported: June 2, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11727 (Commission File Number)	73-1493906 (IRS Employer Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)

(918) 492-7272
(Registrant’s telephone number, including area code)

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Energy Transfer Partners, L.P. filed with the Securities and Exchange Commission on June 14, 2004, which reported under Item 2 the acquisition of pipeline and storage facility assets of TXU Fuel Company. This amendment is filed to provide the financial statements and the pro forma financial information required by Item 7.

Item 7.   Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The balance sheets and the statements of income and comprehensive income, shareholder’s equity, and cash flows of TXU Fuel Company for the years ended December 31, 2002 and 2003 and the related notes, together with the report of the independent auditor; and the balance sheet for the three months ended March 31, 2004 (unaudited), the statements of income and cash flows for the three months ended March 31, 2004 and 2003 (unaudited) and the related notes are filed as Exhibit 99.2 to this Current Report.

(b)	Pro Forma Financial Information.

The unaudited pro forma (i) combined balance sheet as of February 29, 2004, combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004 for Energy Transfer Partners, L.P., (ii) combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004, and (iii) combined statement of operations for the 11 months ended August 31, 2003 for Energy Transfer Company and the related notes are filed as Exhibit 99.3 to this Current Report.

(c)	Exhibits.

The following exhibits are filed herewith:

Exhibit 10.34.1	—	First Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.34.2	—	Second Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.35	—	Purchase and Sale Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated April 25, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.35.1	—	First Amendment to Purchase and Sale Agreement and Closing Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated June 1, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 23.1	—	Consent of Deloitte & Touche LLP.
Exhibit 99.1	—	Press Release of the Registrant dated June 2, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).

Exhibit 99.2	—	Balance sheets and the statements of income and comprehensive income, shareholder’s equity, and cash flows of TXU Fuel Company for the years ended December 31, 2002 and 2003 and the related notes; and the balance sheet for the three months ended March 31, 2004 (unaudited), the statements of income and cash flows for the three months ended March 31, 2004 and 2003 (unaudited) and the related notes are filed as Exhibit 99.2 to this Current Report.
Exhibit 99.3	—	Unaudited pro forma (i) combined balance sheet as of February 29, 2004, combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004 for Energy Transfer Partners, L.P., (ii) combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004, and (iii) combined statement of operations for the 11 months ended August 31, 2003 for Energy Transfer Company and the related notes.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.
	By:	U.S. Propane L.P., General Partner
	By:	U.S. Propane L.L.C., General Partner

Date: June 23, 2004	By:	/s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.		Description

Exhibit 10.34.1	—	First Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.34.2	—	Second Amendment, effective June 1, 2004, to Second Amended and Restated Credit Agreement among La Grange Acquisition, L.P. and Banks dated January 20, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.35	—	Purchase and Sale Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated April 25, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 10.35.1	—	First Amendment to Purchase and Sale Agreement and Closing Agreement between TXU Fuel Company and Energy Transfer Partners, L.P. dated June 1, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 23.1	—	Consent of Deloitte & Touche LLP.
Exhibit 99.1	—	Press Release of the Registrant dated June 2, 2004 (previously filed as a part of this Current Report on Form 8-K filed on June 14, 2004).
Exhibit 99.2	—	Balance sheets and the statements of income and comprehensive income, shareholder’s equity, and cash flows of TXU Fuel Company for the years ended December 31, 2002 and 2003 and the related notes; and the balance sheet for the three months ended March 31, 2004 (unaudited), the statements of income and cash flows for the three months ended March 31, 2004 and 2003 (unaudited) and the related notes are filed as Exhibit 99.2 to this Current Report.
Exhibit 99.3	—	Unaudited pro forma (i) combined balance sheet as of February 29, 2004, combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004 for Energy Transfer Partners, L.P., (ii) combined statement of operations for the year ended August 31, 2003 and the six months ended February 29, 2004, and (iii) combined statement of operations for the 11 months ended August 31, 2003 for Energy Transfer Company and the related notes.